SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earlier event reported): February 19, 1999
                                                        -----------------
                           NATURAL HEALTH TRENDS CORP.
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               (Exact Name of Registrant as Specified in Charter)

            Florida                    0-25238                 59-2705336
         ------------                ----------              --------------
    (State of Incorporation   (Commission Flle No.)  (IRS Identification Number)
    or other Jurisdiction)

                                 250 Park Avenue
                            New York, New York 10117
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                    (Address of Principal Executive Offices)

                                 (212) 490-6609
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               (Registrant's Telephone Number Including Area Code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Effective February 19, 1999, pursuant to an Asset Purchase Agreement (the "Acquisition Agreement"), dated as of November 24, 1998 by and among, Natural Health Trends Corp., a Florida corporation (thc "Company"), NHTC Acquisition Corp., a newly formed, wholly-owned subsidiary of the Company (the "Subsidiary"), and Kaire International, Inc., a privately held Delaware corporation ("Kaire"), the Subsidary acquired (the "Acquisition"), substantially all of the assets (the "Assets") of Kaire in exchange for the issuance (i) to Kaire, of $2,8OO,OOO aggregate stated value of the Company's Series F Preferred Stock, par value $.001 per share (the "Series F Preferred Stock"); (ii) to two creditors of Kaire, $350,000 aggregate stated value of the Company's Series G Preferred Stock, par value $.001 per share (the "Series G Preferred Stock"); and
(iii) to Kaire, five-year warrants to purchase 200,000 shares of the Company's common stock, par value $.001 per share (the"Common Stock"). The Subsidiary also, pursuant to the Acquisition, assumed certain indebtedness of Kaire, agreed to indemnify certain officers of Kaire against certain liabilities accrued prior to the closing date and agreed, subject to certain adjustments, to make certain annual earn-out payments to Kaire for a period of five (5) years commencing with the year ending December 31, l999, based upon the revenues and net income, if any, of the Subsidiary. For a copy of the Acquisition Agreement and all Exhibits thereto including the Warrant and the Articles of Amendment of Articles of Incorporation of the Company setting forth the terms of the Seies F Preferred Stock and Series G Preferred Stock (collectively, the "Preferred Documents"), see the Company's Proxy Statement dated January 25, 1999.

     Kaire develops and distributes, through a network of independent associates, products that are intended to appeal to health-conscious consumers, Current Kaire products include health care supplements and personal care products. Kaire offers a line of approximately 50 products which it divides into nine categories, including Antioxidant Protection, (Bodily) Defense, Digestion, Energy and Alertness, Stress, Vital Nutrients, Weight Management, Anti-Aging and Personal Care. Based upon the audited financial statement of Kaire, for the year ended December 31, 1997, Kaire had net sales of approximately $35,682,000 and a net loss of approximately $6,098,000 and based upon the unaudited financial statements of Kaire, for the nine (9) months ended September 30, 1998, Kaire had net sales of approximately $21,018,916 and a net loss of approximately $3,192,264.

     Attached to this Current Report on Form 8-K is the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 30, 1998 of the Company and Kaire.

                                      -2-


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (a) Financial Statements

           The required Financial Statements of Kaire will be filed pursuant to an amendment to this Current Report on Form 8-K no later than sixty
           (60) days from the date of this Current Report on Form 8-K.


       (b) Pro Forma Financial Information

           See attached

       (c) Exhibits

           See the Company's  Proxy  Statement dated January 25, 1999 for a copy
           of,  among  other  documents   relating  to  the   Acquisition,   the
           Acquisition Agreement, the Warrant and the Preferred Documents.


                                      -3-


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized,

                                        NATURAL HEALTH TRENDS CORP. (Registrant)


                                        By: /s/ Joseph P. Grace
                                           ---------------------------------
                                           Joseph P. Grace, Acting President

Dated: February 19, 1999